UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 31, 2007

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                     ------

                   NEW JERSEY                                   22-1737915
                   ----------                                   ----------
 (State or other jurisdiction of incorporation or          (I.R.S. Employer
                 organization                              Identification No.)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

                On August 31, 2007, Mr. Phillip P. D'Ambrisi resigned his positions as Chief Operating Officer of the Registrant and its wholly owned subsidiary, First Montauk Securities Corp. ("FMSC"), a registered broker-dealer. Mr. D'Ambrisi also resigned effective August 31, 2007 as a member of the board of directors of the Registrant and FMSC.

                Effective September 1, 2007, the Registrant and Mr. D'Ambrisi entered into a consulting agreement ("Consulting Agreement") pursuant to which Mr. D'Ambrisi will provide certain services to the Registrant during the term of such Agreement. A copy of the Consulting Agreement is attached hereto as Exhibit 10.1.

                On August 31, 2007, Mr. Jeffrey J. Fahs, resigned as Executive Vice President, General Counsel and Secretary of the Registrant and its subsidiaries effective as of September 30, 2007, unless the Registrant and Mr. Fahs mutually agree upon an earlier date.

Item 9.01       Financial Statements and Exhibits

(c)             Exhibits

                The following exhibits are filed or furnished herewith:
                10.1 Consulting Agreement between the Registrant and Phillip P. D'Ambrisi, dated September 1, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIRST MONTAUK FINANCIAL CORP.


                                   By:   /s/ Victor K. Kurylak
                                   ------------------------------------
                                   Name:   Victor K. Kurylak
                                   Title:  President and Chief Executive Officer
                                   Date:   September 6, 2007




                                  EXHIBIT INDEX

    Exhibit     Description
     Number

         10.1 Consulting Agreement between the Registrant and Phillip P. D'Ambrisi, dated September 1, 2007.